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                                                                      EXHIBIT 21

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
Arthur Kill Power LLC                                                     Delaware
Astoria Gas Turbine Power LLC                                             Delaware
Bayou Cove Peaking Power, LLC                                             Delaware
Berrians I Gas Turbine Power LLC                                          Delaware
Big Cajun I Peaking Power LLC                                             Delaware
Big Cajun II Unit 4 LLC                                                   Delaware
Brimsdown Power Limited                                                   United Kingdom
Cabrillo Power I LLC                                                      Delaware
Cabrillo Power II LLC                                                     Delaware
Cadillac Renewable Energy LLC                                             Delaware
Calpine Cogeneration Corporation                                          Delaware
Camas Power Boiler Limited Partnership                                    Oregon
Camas Power Boiler, Inc.                                                  Oregon
Capistrano Cogeneration Company                                           California
Central and Eastern Europe Power Fund, Ltd.                               Bermuda
Chickahominy River Energy Corp.                                           Virginia
Cobee Energy Development LLC                                              Delaware
Commonwealth Atlantic Limited Partnership                                 Virginia
Commonwealth Atlantic Power LLC                                           Delaware
Compania Boliviana de Energia Electrica S.A.                              Canada (Nova Scotia)
Conemaugh Fuels, LLC                                                      Delaware
Conemaugh Power LLC                                                       Delaware
Coniti Holding B.V.                                                       Netherlands
Connecticut Jet Power LLC                                                 Delaware
Croatia Power Group                                                       Cayman Islands
Csepel Luxembourg (No. 1) S.a.r.l.                                        Luxembourg
Devon Power LLC                                                           Delaware
Dunkirk Power LLC                                                         Delaware
Eastern Sierra Energy Company                                             California
El Segundo Power II LLC                                                   Delaware
El Segundo Power, LLC                                                     Delaware
Energy Investors Fund, L.P.                                               Delaware
Energy National, Inc.                                                     Utah
Enfield Energy Centre Limited                                             United Kingdom
Enfield Holdings B.V.                                                     Netherlands
Enfield Operations (UK) Limited                                           United Kingdom
Enfield Operations, L.L.C.s                                               Delaware
Enifund, Inc.                                                             Utah
Enigen, Inc.                                                              Utah
Entrade Holdings B.V.                                                     Netherlands
ESOCO Molokai, Inc.                                                       Utah
ESOCO Orrington, Inc.                                                     Utah
ESOCO, Inc.                                                               Utah
Fernwarme GmbH Hohenmolsen-Webau                                          Germany
Flinders Coal Pty Ltd                                                     Australia
Flinders Labuan (No. 1) Ltd.                                              Labuan
Flinders Labuan (No. 2) Ltd.                                              Labuan
Flinders Osborne Trading Pty Ltd                                          Australia
Flinders Power Finance Pty Ltd                                            Australia
Flinders Power Partnership                                                Australia
Four Hills, LLC                                                           Delaware
GALA-MIBRAG-Service GmbH                                                  Germany
Gladstone Power Station Joint Venture (unincorporated)                    Australia
Granite II Holding, LLC                                                   Delaware

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
Granite Power Partners II, L.P.                                           Delaware
Grobener Logistick GmbH - Spedition, Handel und Transport                 Germany
Gunwale B.V.                                                              Netherlands
Hanover Energy Company                                                    California
Hsin Yu Energy Development Co., Ltd.                                      Taiwan
Huntley Power LLC                                                         Delaware
Indian River Operations Inc.                                              Delaware
Indian River Power LLC                                                    Delaware
Ingenieurburo fur Grundwasser GmbH                                        Germany
Itiquira Energetica S.A.                                                  Brazil
Jackson Valley Energy Partners, L.P.                                      California
James River Cogeneration Company                                          North Carolina
James River Power LLC                                                     Delaware
Kaufman Cogen LP                                                          Delaware
Keystone Fuels, LLC                                                       Delaware
Keystone Power LLC                                                        Delaware
Kiksis B.V.                                                               Netherlands
Kladno Power (No. 1) B.V.                                                 Netherlands
Kladno Power (No. 2) B.V.                                                 Netherlands
Kraftwerk Schkopau Betriebsgesellschaft mbH                               Germany
Kraftwerk Schkopau GbR                                                    Germany
Lambique Beheer B.V.                                                      Netherlands
Landfill Power LLC                                                        Wyoming
Long Beach Generation LLC                                                 Delaware
Louisiana Generating LLC                                                  Delaware
Loy Yang Power Management Pty Ltd                                         Australia (Victoria)
Loy Yang Power Partners                                                   Australia
Loy Yang Power Projects Pty Ltd                                           Australia (Victoria)
LS Power Management, LLC                                                  Delaware
LSP Batesville Funding Corp.                                              Delaware
LSP Batesville Holding, LLC                                               Delaware
LSP Energy Limited Partnership                                            Delaware
LSP Energy, Inc.                                                          Delaware
LSP Equipment, LLC                                                        Delaware
LSP-Kendall Energy, LLC                                                   Delaware
LSP-Nelson Energy, LLC                                                    Delaware
LSP-Pike Energy, LLC                                                      Delaware
Meriden Gas Turbines LLC                                                  Delaware
MIBRAG B.V.                                                               Netherlands
MIBRAG Industriekraftwerke Betriebs GmbH                                  Germany
MIBRAG Industriekraftwerke GmbH & Co. KG                                  Germany
MIBRAG Industriekraftwerke Vermogensverwaltungs- und Beteiligungs GmbH    Germany
MIBRAG Industriekraftwerke Vertriebs GmbH                                 Germany
MidAtlantic Generation Holding LLC                                        Delaware
Middletown Power LLC                                                      Delaware
Minnesota Methane Holdings LLC                                            Delaware
Minnesota Methane II LLC                                                  Delaware
Minnesota Waste Processing Company, L.L.C.                                Delaware
Mitteldeutsche Braunkohlengesellschaft mbH                                Germany
MM Biogas Power LLC                                                       Delaware
MM Burnsville Energy LLC                                                  Delaware
MM Hackensack Energy LLC                                                  Delaware
MM Nashville Energy LLC                                                   Delaware
MM Prima Deshecha Energy LLC                                              Delaware

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
MM San Bernardino Energy LLC                                              Delaware
MM Tajiguas Energy LLC                                                    Delaware
MN San Bernardino Gasco I LLC                                             Delaware
MN San Bernardino Gasco II LLC                                            Delaware
Montan Bildungs- und Entwicklungsgesellschaft mbH                         Germany
Montauk-NEO Gasco LLC                                                     Delaware
Montville Power LLC                                                       Delaware
MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH                           Germany
NEO California Power LLC                                                  Delaware
NEO Chester-Gen LLC                                                       Delaware
NEO Corporation                                                           Minnesota
NEO Freehold-Gen LLC                                                      Delaware
NEO Hackensack, LLC                                                       Delaware
NEO Landfill Gas Holdings Inc.                                            Delaware
NEO Landfill Gas Inc.                                                     Delaware
NEO Nashville LLC                                                         Delaware
NEO Power Services Inc.                                                   Delaware
NEO Prima Deshecha LLC                                                    Delaware
NEO Tajiguas LLC                                                          Delaware
NEO-Montauk Genco LLC                                                     Delaware
NEO-Montauk Genco Management LLC                                          Delaware
NM Colton Genco LLC                                                       Delaware
NM Mid Valley Genco LLC                                                   Delaware
NM Milliken Genco LLC                                                     Delaware
NM San Timoteo Genco LLC                                                  Delaware
Northbrook Acquisition Corp.                                              Delaware
Northbrook Carolina Hydro II, L.L.C.                                      Delaware
Northbrook Carolina Hydro, L.L.C.                                         Delaware
Northbrook Energy, L.L.C.                                                 Delaware
Northbrook New York, LLC                                                  Delaware
Northeast Generation Holding LLC                                          Delaware
Norwalk Power LLC                                                         Delaware
NR(Gibraltar)                                                             Gibraltar
NRG Affiliate Services Inc.                                               Delaware
NRG Andean Development Ltda.                                              Bolivia
NRG Arthur Kill Operations Inc.                                           Delaware
NRG Asia-Pacific, Ltd.                                                    Delaware
NRG Astoria Gas Turbine Operations Inc.                                   Delaware
NRG Audrain Generating LLC                                                Delaware
NRG Audrain Holding LLC                                                   Delaware
NRG Australia Holdings (No. 4) Pty Ltd.                                   South Wales, Australia
NRG Batesville LLC                                                        Delaware
NRG Bayou Cove LLC                                                        Delaware
NRG Bourbonnais Equipment LLC                                             Delaware
NRG Bourbonnais LLC                                                       Illinois
NRG Brazos Valley GP LLC                                                  Delaware
NRG Brazos Valley LP LLC                                                  Delaware
NRG Cabrillo Power Operations Inc.                                        Delaware
NRG Cadillac Inc.                                                         Delaware
NRG Cadillac Operations Inc.                                              Delaware
NRG California Peaker Operations LLC                                      Delaware
NRG Capital II LLC                                                        Delaware
NRG Caymans Company                                                       Cayman Islands
NRG Caymans-C                                                             Cayman Islands

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
NRG Caymans-P                                                             Cayman Islands
NRG Central U.S. LLC                                                      Delaware
NRG Collinsville Operating Services Pty Ltd                               Australia
NRG ComLease LLC                                                          Delaware
NRG Connecticut Affiliate Services Inc.                                   Delaware
NRG Development Company Inc.                                              Delaware
NRG Devon Operations Inc.                                                 Delaware
NRG do Brasil Ltda.                                                       Brazil
NRG Dunkirk Operations Inc.                                               Delaware
NRG Eastern LLC                                                           Delaware
NRG El Segundo Operations Inc.                                            Delaware
NRG Energy Center Dover LLC                                               Delaware
NRG Energy Center Harrisburg Inc.                                         Delaware
NRG Energy Center Minneapolis LLC                                         Delaware
NRG Energy Center Paxton LLC                                              Delaware
NRG Energy Center Pittsburgh LLC                                          Delaware
NRG Energy Center Rock Tenn LLC                                           Delaware
NRG Energy Center San Diego LLC                                           Delaware
NRG Energy Center San Francisco LLC                                       Delaware
NRG Energy Center Smyrna LLC                                              Delaware
NRG Energy Center Washco LLC                                              Delaware
NRG Energy Development B.V.                                               Netherlands
NRG Energy Development GmbH                                               Germany
NRG Energy Insurance, Ltd.                                                Cayman Islands
NRG Energy Jackson Valley I, Inc.                                         California
NRG Energy Jackson Valley II, Inc.                                        California
NRG Energy Ltd.                                                           United Kingdom
NRG Energy, Inc.                                                          Delaware
NRG Flinders Operating Services Pty Ltd                                   Australia
NRG Gladstone Operating Services Pty Ltd                                  Australia
NRG Gladstone Superannuation Pty Ltd                                      Australia
NRG Granite Acquisition LLC                                               Delaware
NRG Huntley Operations Inc.                                               Delaware
NRG Ilion Limited Partnership                                             Delaware
NRG Ilion LP LLC                                                          Delaware
NRG International Holdings (No. 2) GmbH                                   Switzerland
NRG International Holdings GmbH                                           Switzerland
NRG International II Inc.                                                 Delaware
NRG International III Inc.                                                Delaware
NRG International LLC                                                     Delaware
NRG Kaufman LLC                                                           Delaware
NRG Latin America Inc.                                                    Delaware
NRG Marketing Services LLC                                                Delaware
NRG McClain LLC                                                           Delaware
NRG Mesquite LLC                                                          Delaware
NRG Mextrans Inc.                                                         Delaware
NRG MidAtlantic Affiliate Services Inc.                                   Delaware
NRG MidAtlantic Generating LLC                                            Delaware
NRG MidAtlantic LLC                                                       Delaware
NRG Middletown Operations Inc.                                            Delaware
NRG Montville Operations Inc.                                             Delaware
NRG Nelson Turbines LLC                                                   Delaware
NRG New Jersey Energy Sales LLC                                           Delaware
NRG New Roads Holdings LLC                                                Delaware

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
NRG North Central Operations Inc.                                         Delaware
NRG Northeast Affiliate Services Inc.                                     Delaware
NRG Northeast Generating LLC                                              Delaware
NRG Norwalk Harbor Operations Inc.                                        Delaware
NRG Operating Services, Inc.                                              Delaware
NRG Oswego Harbor Power Operations Inc.                                   Delaware
NRG PacGen Inc.                                                           Delaware
NRG Pacific Corporate Services Pty Ltd                                    Australia
NRG Peaker Finance Company LLC                                            Delaware
NRG Power Marketing Inc.                                                  Delaware
NRG Processing Solutions LLC                                              Delaware
NRG Rockford Acquisition LLC                                              Delaware
NRG Rockford Equipment II LLC                                             Illinois
NRG Rockford Equipment LLC                                                Illinois
NRG Rockford II LLC                                                       Illinois
NRG Rockford LLC                                                          Illinois
NRG Rocky Road LLC                                                        Delaware
NRG Saguaro Operations Inc.                                               Delaware
NRG Services Corporation                                                  Delaware
NRG South Central Affiliate Services Inc.                                 Delaware
NRG South Central Generating LLC                                          Delaware
NRG South Central Operations Inc.                                         Delaware
NRG Sterlington Power LLC                                                 Delaware
NRG Taiwan Holding Company Limited                                        Taiwan
NRG Telogia Power LLC                                                     Delaware
NRG Thermal LLC                                                           Delaware
NRG Thermal Operating Services LLC                                        Delaware
NRG Thermal Services LLC                                                  Delaware
NRG Victoria I Pty Ltd                                                    Australia
NRG Victoria II Pty Ltd                                                   Australia
NRG Victoria III Pty Ltd                                                  Australia
NRG West Coast LLC                                                        Delaware
NRG Western Affiliate Services Inc.                                       Delaware
NRGenerating (Gibraltar)                                                  Gibraltar
NRGenerating Energy Trading Ltd.                                          United Kingdom
NRGenerating Holdings (No. 11) B.V.                                       Netherlands
NRGenerating Holdings (No. 13) B.V.                                       Netherlands
NRGenerating Holdings (No. 14) B.V.                                       Netherlands
NRGenerating Holdings (No. 15) B.V.                                       Netherlands
NRGenerating Holdings (No. 16) B.V.                                       Netherlands
NRGenerating Holdings (No. 18) B.V.                                       Netherlands
NRGenerating Holdings (No. 19) B.V.                                       Netherlands
NRGenerating Holdings (No. 2) GmbH                                        Switzerland
NRGenerating Holdings (No. 21) B.V.                                       Netherlands
NRGenerating Holdings (No. 23) B.V.                                       Netherlands
NRGenerating Holdings (No. 24) B.V.                                       The Netherlands
NRGenerating Holdings (No. 3) B.V.                                        Netherlands
NRGenerating Holdings (No. 4) B.V.                                        Netherlands
NRGenerating Holdings (No. 4) GmbH                                        Switzerland
NRGenerating Holdings (No. 5) B.V.                                        Netherlands
NRGenerating Holdings (No. 6) B.V.                                        Netherlands
NRGenerating Holdings (No. 7) B.V.                                        Netherlands
NRGenerating Holdings (No. 8) B.V.                                        Netherlands
NRGenerating Holdings GmbH                                                Switzerland

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
NRGenerating II (Gibraltar)                                               Gibraltar
NRGenerating III (Gibraltar)                                              Gibraltar
NRGenerating International B.V.                                           Netherlands
NRGenerating IV (Gibraltar)                                               Gibraltar
NRGenerating Luxembourg (No. 1) S.a.r.l.                                  Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.                                  Luxembourg
NRGenerating Luxembourg (No. 6) S.a.r.l.                                  Luxembourg
NRGenerating Rupali B.V.                                                  Netherlands
NRGenerating, Ltd.                                                        United Kingdom
O Brien Biogas (Mazzaro), Inc.                                            Delaware
O Brien Cogeneration, Inc. II                                             Delaware
O Brien Standby Power Energy, Inc.                                        Delaware
ONSITE Energy, Inc.                                                       Oregon
ONSITE Marianas Corporation                                               Commonwealth of the Northern
                                                                          Marianas Islands
Oswego Harbor Power LLC                                                   Delaware
P.T. Dayalistrik Pratama                                                  Indonesia
Pacific Crockett Holdings, Inc.                                           Oregon
Pacific Generation Company                                                Oregon
Pacific Generation Holdings Company                                       Oregon
Pacific-Mt. Poso Corporation                                              Oregon
Penobscot Energy Recovery Company, Limited Partnership                    Maine
Project Finance Fund III, L.P.                                            Delaware
Pyro-Pacific Operating Company                                            California
Rocky Road Power, LLC                                                     Delaware
RWE Umwelt Westsachsen GmbH                                               Germany
Rybnik Power B.V.                                                         Netherlands
Saale Energie GmbH                                                        Germany
Saale Energie Services GmbH                                               Germany
Sachsen Holding B.V.                                                      Netherlands
Saguaro Power Company, a Limited Partnership                              California
Saguaro Power LLC                                                         Delaware
San Bernardino Landfill Gas Limited Partnership                           California
San Joaquin Valley Energy I, Inc.                                         California
San Joaquin Valley Energy IV, Inc.                                        California
San Joaquin Valley Energy Partners I, L.P.                                California
Scudder Latin American Power I-C L.D.C.                                   Cayman Islands, British West Indies
Scudder Latin American Power II-C L.D.C.                                  Cayman Islands, British West Indies
Scudder Latin American Power II-Corporation A                             Cayman Islands, British West Indies
Scudder Latin American Power II-Corporation B                             Cayman Islands, British West Indies
Scudder Latin American Power II-P L.D.C.                                  Cayman Islands, British West Indies
Scudder Latin American Power I-P L.D.C.                                   Cayman Islands, British West Indies
Servicios Energeticos, S.A                                                Bolivia
Somerset Operations Inc.                                                  Delaware
Somerset Power LLC                                                        Delaware
South Central Generation Holding LLC                                      Delaware
Statoil Energy Power/Pennsylvania, Inc.                                   Pennsylvania
Sterling (Gibraltar)                                                      Gibraltar
Sterling Luxembourg (No. 1) s.a.r.l.                                      Luxembourg
Sterling Luxembourg (No. 2) s.a.r.l.                                      Luxembourg
Sterling Luxembourg (No. 4) s.a.r.l.                                      Luxembourg
STS Hydropower Ltd.                                                       Michigan
Suncook Energy LLC                                                        Delaware
Sunshine State Power (No. 2) B.V.                                         Netherlands

                            SUBSIDIARY NAME                                     STATE OF INCORPORATION
                            ---------------                                     ----------------------
Sunshine State Power B.V.                                                 Netherlands
Tacoma Energy Recovery Company                                            Delaware
Telogia Power Inc.                                                        Delaware
Termo Santander Holding (Alpha), L.L.C.                                   Delaware
TermoRio S.A.                                                             Brazil
The PowerSmith Cogeneration Project, Limited Partnership                  Delaware
Tosli (Gibraltar) B.V.                                                    Netherlands
Tosli Acquisition B.V.                                                    Netherlands
Turners Falls Limited Partnership                                         Delaware
Vienna Operations Inc.                                                    Delaware
Vienna Power LLC                                                          Delaware
WCP (Generation) Holdings LLC                                             Delaware
West Coast Power LLC                                                      Delaware